UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 13, 2006


                      Monadnock Community Bancorp, Inc.
                      ---------------------------------
           (Exact name of registrant as specified in its charter)


           Federal                   000-50810              42-1634975
           -------                   ---------              ----------
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
      of incorporation)                                 Identification No.)


              1 Jaffrey Road, Peterborough, NH            03458
              --------------------------------            -----
          (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code:  (603) 924-9654


                               Not Applicable
                               --------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2006, Monadnock Community Bancorp, Inc. issued a press release disclosing its December 31, 2005 financial results.

A copy of the press release is included as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:  None

(B)   PRO FORMA FINANCIAL INFORMATION:  None

(C)   SHELL COMPANY TRANSACTIONS:  None

(D)   EXHIBITS:

      Exhibit 99.1- Press Release


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Monadnock Community Bancorp, Inc.


Date: February 13, 2006                By: /s/ William M. Pierce, Jr.
                                       ------------------------------------
                                       William M. Pierce, Jr.
                                       President and Chief Executive
                                       Officer


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